UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 13, 2006

Infe - Human Resources, Inc.

______________________________________________________________________________

(Exact name of registrant as specified in its chapter)

   Nevada                                     000-27347                                 77-0481056

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

67 Wall Street, 22nd Floor, New York, NY 10005-3198

(Address of Principal Executive Offices Including Zip Code)

Registrant's telephone number, including area code: (212) 859-3466

______________________________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits

On December 20, 2005, Infe-Human Resources of New York, Inc., completed the acquisition of 100% of the outstanding equity of Monarch Human Resources, Inc. (“Monarch”).  The acquisition was reported on Form 8-K filed December 23, 2005.

(a)  Financial Statements of Business Acquired

Audited financial statements of Monarch as of and for the period ended November 30, 2005.

(b)  Pro Forma Financial Information

The unaudited pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X as of November 30, 2005.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 13, 2006

INFE-Human Resources, Inc.

By: /s/Arthur Viola

     ------------------------------

Name: Arthur Viola

Title:   Chief Executive Officer,

Principal Financial Officer